Supplement to the currently effective PROSPECTUSES FOR EACH OF THE LISTED FUNDS

Deutsche GNMA Fund

Deutsche Strategic Government Securities Fund

Deutsche Government & Agency Securities VIP

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The following information replaces the existing disclosure contained under the “Portfolio Manager(s)” sub-heading of the “MANAGEMENT” section of the summary section of each of the fund’s prospectuses.

Scott Agi, CFA, Director. Portfolio Manager of the fund. Began managing the fund in 2014.

Gregory M. Staples, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2016.

The following information replaces the existing disclosure contained under the “MANAGEMENT” sub-heading of the “FUND DETAILS” section of each of the fund’s prospectuses.

Scott Agi, CFA, Director. Portfolio Manager of the fund. Began managing the fund in 2014.

■	Joined Deutsche Asset Management in 2006 with eight years of industry experience. Prior to joining, he served as an MBS Analyst at Bear Stearns, in Portfolio Analytics at TimesSquare Capital Management and as a Quantitative Analyst in the Municipal Bond Division at The Vanguard Group.
■	Head of Mortgage Backed Security Sector Team: New York.
■	BS in Finance, Albright College.

Gregory M. Staples, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2016.

■	Joined Deutsche Asset Management in 2005 with 23 years of industry experience. Prior to joining, he served as a Senior Managing Director at MONY.
■	Co-Head of Fixed Income for North America: New York.
■	BA in Economics, Columbia College; MBA from New York University, Stern School of Business.

Please Retain This Supplement for Future Reference

March 24, 2016

PROSTKR-615